UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20. 2009

Nelnet, Inc.

(Exact name of registrant as specified in its charter)

Nebraska (State of other jurisdiction of incorporation)	001-31924 (Commission File Number)	84-0748903 (IRS Employer Identification No.)

121 South 13th Street, Suite 201, Lincoln, Nebraska                                                        68508

(Address of principal executive offices)	(Zip Code)

       Registrant’s telephone number, including area code               (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 annual meeting of shareholders of Nelnet, Inc. (the “Company”) held on May 20, 2009, the shareholders of the Company approved an amendment to the Company’s Restricted Stock Plan (the “Plan”) to increase the authorized number of shares of the Company’s Class A common stock that may be issued under the Plan from a total of 2,000,000 shares to a total of 4,000,000 shares. Additional information about the amendment can be found in the Company’s definitive proxy statement on Schedule 14A for the annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 17, 2009.

The Plan provides for grants of awards of restricted shares and restricted stock units to employees of the Company and its subsidiaries and affiliates. As amended, the Plan allows for the issuance of a total of 4,000,000 shares of the Company’s Class A common stock pursuant to restricted share or restricted stock unit awards. The Plan is administered by the Compensation Committee of the Company’s Board of Directors. Subject to the provisions of the Plan, the Compensation Committee has the authority to select employees to whom awards may be granted, determine the number of awards to be granted and the number of shares to which an award may relate, and determine the terms and conditions of any award granted under the Plan. The foregoing summary is qualified in its entirety to the complete text of the Plan, as amended, a copy of which is filed with this report as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On May 27, 2009, Nelnet, Inc. issued a press release with respect to its initial placement under the Department of Education sponsored conduit called Straight-A Funding, LLC, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

10.1 *	Nelnet, Inc. Restricted Stock Plan, as amended through May 20, 2009
99.1 **	Press Release dated May 27, 2009 – “Nelnet Completes Initial Placement Under U.S. Department of Education-Sponsored Conduit”
*	Filed herewith

** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2009

NELNET, INC.

By:	/s/ TERRY J. HEIMES
Name:	Terry J. Heimes
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Nelnet, Inc. Restricted Stock Plan, as amended through May 20, 2009
99.1	Press Release dated May 27, 2009 – “Nelnet Completes Initial Placement Under U.S. Department of Education-Sponsored Conduit”